LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED MAY 31, 2012

TO THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION

OF THE FUNDS LISTED IN SCHEDULE A

For each fund listed in Schedule A, the following supplements, and to the extent inconsistent therewith, supersedes the information contained in each fund’s Prospectus and Statement of Additional Information (“SAI”).

Effective August 1, 2012, each fund will be renamed as listed in Schedule A.

Effective August 1, 2012, for each fund listed in Schedule A, the following information amends and/or supplements, as applicable, those sections of the Prospectus and SAI, as applicable, listed below.

The following amends anything to the contrary in the section of the Prospectus titled “Choosing a class of shares to buy” to the extent that such fund offers such classes:

When choosing between Class A and Class C shares, you should be aware that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual distribution and/or service fees on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would have paid for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge and generally have lower annual expenses than Class A or Class C shares.

More information about the fund’s classes of shares is available through the Legg Mason funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

•	The contingent deferred sales charges that apply to the redemption of certain Class A shares

The following amends anything to the contrary in the section of the Prospectus titled “Comparing the fund’s classes”:

Contingent deferred sales charge
Class A	0.50% on purchases of $500,000 or more if you redeem within 18 months of purchase (or within 12 months for shares purchased prior to August 1, 2012); waived for certain investors

The following amends anything to the contrary in the section of the Prospectus titled “Sales charges – Investments of $500,000 or more” and the section of the SAI entitled “Purchase of Shares”:

You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase (or within 12 months for shares purchased prior to August 1, 2012), you will pay a contingent deferred sales charge of 0.50%.

SCHEDULE A

LEGG MASON PARTNERS INCOME TRUST

Current Name	New Name	Date of Prospectus and SAI
Legg Mason Western Asset Intermediate Maturity California Municipals Fund	Western Asset Intermediate Maturity California Municipals Fund	3/31/12

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund	Western Asset Intermediate Maturity New York Municipals Fund	3/31/12

Legg Mason Western Asset Intermediate-Term Municipals Fund	Western Asset Intermediate-Term Municipals Fund	7/31/11

Legg Mason Western Asset Short Duration Municipal Income Fund	Western Asset Short Duration Municipal Income Fund	2/29/12

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